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                              EXHIBIT NUMBER 10(b)1

  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDED DECEMBER 31, 2000

INDEPENDENT AUDITORS REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF CHINA TIRE E-COMMERCE.COM LIMITED

We have audited the accompanying consolidated balance sheets of China Tire e-commerce.com Limited (a company incorporated in Bermuda) and its subsidiaries as of December 31, 1999 and 2000 and the related consolidated statements of operations, cash flows and changes in shareholders' equity for the years ended December 31, 1998, 1999 and 2000, expressed in Chinese Renminbi. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of China Tire e-commerce.com Limited and its subsidiaries as of December 31, 1999 and 2000, and the results of their operations and their cash flows for the years ended December 31, 1998, 1999 and 2000, in conformity with generally accepted accounting principles in the United States of America.


ARTHUR ANDERSEN & CO

Hong Kong,
April 23, 2001

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Remark:    As a result of Arthur Andersen & Co. ceasing to practice accounting as of July 1, 2002, the Company has been unable to obtain a manually signed reissued report of Arthur Andersen which was dated April 23, 2001 and was unqualified with respect to the Company's consolidated financial statements as of December 31, 2000 and for the two years in the period ended December 31, 2000 prior to the reclassifications of discontinued operations as described in Note 5 to the 2002 consolidated financial statements. A copy of such report is included in the 2000 Annual Report. SUCH REPORT IS A COPY OF A PREVIOUSLY ISSUED REPORT BY ARTHUR ANDERSEN AND HAS NOT BEEN REISSUED BY ARTHUR ANDERSEN.




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